Impairment of Streams, Royalties and other interests	12 Months Ended
Dec. 31, 2022
Impairment of Streams, Royalties and other interests
Impairment of Streams, Royalties and other interests

13. Impairment of Streams, Royalties and other interests

In accordance with the Company’s accounting policy, non-current assets are tested for impairment or impairment reversals when events or changes in circumstances suggest that the carrying amount may not be recoverable or is understated. Impairments in the carrying value of each cash-generating unit (“CGU”) are measured and recorded to the extent that the carrying value of each CGU exceeds its estimated recoverable amount, which is the higher of fair value less costs of disposal (“FVLCD”) and value-in-use (“VIU”), which is generally calculated using an estimate of future discounted cash flows.

For the years ended December 31, 2022 and 2021, the Company reviewed all assets for indicators of impairment or reversal of impairment for the Company’s mineral interests and concluded there were no indicators of impairment or reversal of impairment, except as noted below.

In the second half of 2022, Monarch suspended its operations at the Beaufor Mine due to financial and operational challenges. The mine was put on care and maintenance for an indefinite period. Due to the continued suspension of operations at the Beaufor Mine, the Company concluded that this was a triggering event. As a result, management performed an impairment analysis for the Beaufor royalty investment as at December 31, 2022, resulting in an impairment of $3,600.

The Beaufor royalty was written down to its estimated recoverable amount of $6,836. The Company estimated the recoverable amount based on the fair value model on a discounted cash flows basis. The different scenarios considered changes in grade and restart plan. The main valuation inputs used were the cash flows expected to be generated from the Beaufor royalty over the estimated life of the mine, based on long-term per ounce gold prices and a 5% discount rate.

The Company also performed a sensitivity analysis for the discount rate. A 1% increase in discount rate would have resulted in an additional impairment charge of $357, while holding all other assumptions correct.